Exhibit 99.1

Firstborn Top Capital, a Licensed Private Financing Company in Malaysia, to Become Publicly Traded Via Business Combination with ARC Group Acquisition I Corp

~ Transaction values Firstborn Top Capital at pro forma enterprise value of approximately $1,091.2 million ~

~ Firstborn Top Capital is a licensed private financing company committed to providing responsible, transparent and accessible financial solutions to individuals and businesses across Malaysia ~

~ Executive Director, Ow Ruey Shen, will continue to lead Firstborn Top Capital ~

~ Transaction provides Firstborn Top Capital the capital to accelerate growth throughout Malaysia, then Southeast Asia ~

~ Business combination expected to close in the first quarter of 2027 ~

~ All Firstborn Top Capital shareholders to sell 100% of their equity to ARC Group Acquisition I Corp ~

Kuala Lumpur, Malaysia, September 10, 2026 (GLOBE NEWSWIRE) — ARC Group Acquisition I Corp (“ARCL”) (Nasdaq: ARCL, ARCLR, ARCLW), a special purpose acquisition company, today announced that it has entered into a definitive share purchase agreement with Firstborn Top Capital Sdn. Bhd., a Malaysian private limited company (“Firstborn Top Capital” or the “Company”), pursuant to which Firstborn Top Capital will become a wholly-owned subsidiary of ARCL. Upon completion of the transaction, ARCL will be renamed BlueCrest Investment, Inc. and is expected to be listed on the Nasdaq Global Market under the new ticker symbol “BCIN.”

Firstborn Top Capital is a licensed private financing company committed to providing responsible, transparent and accessible financial solutions to individuals (vehicle, property, personal expense, share/IPO financing, loan consolidation, etc.) and corporations (working capital, capex, contract financing, M&A, share financing, loan consolidation, etc.). Firstborn Top Capital offers one-working-day approval and a transparent business and revenue model offering fixed monthly interest, with the annualized rate depending on collateral, no hidden fees or upfront costs, and loan terms up to five years. Upon the closing of the transaction, Firstborn Top Capital will continue to be led by its Executive Director, Mr. Ow Ruey Shen, an experienced senior corporate executive in Malaysia. After the transaction closing, BlueCrest Investment, Inc. will continue to be led by Datuk Dr. Doris Wong Sing Ee, Chief Executive Officer and Executive Director.

Datuk Dr. Wong is a seasoned corporate leader with more than 20 years of management experience spanning multiple sectors including oil and gas, property development, solar energy, engineering, advertising, food and beverage, and raw materials. She also currently serves as Chief Executive Officer and Executive Director of Bio Green Med Solution, Inc. (Nasdaq: BGMS), a Nasdaq-listed diversified enterprise, and as Executive Director of Metronic Global Berhad. Datuk Dr. Wong brings deep expertise in business development, strategic consultancy, and corporate advisory, with a particular focus on mergers and acquisitions and joint ventures across Malaysia, Singapore, China, Japan, Thailand, and Indonesia. She holds a Doctor of Business Administration specializing in ESG from HELP University, Malaysia.

Mr. Ow, Executive Director of Firstborn Top Capital, commented, “This is a transformative milestone for Firstborn Top Capital. Combining with ARC Group Acquisition I Corp and becoming a publicly traded company on the Nasdaq Global Market under the BlueCrest Investment banner will provide us with the capital, visibility, and platform to accelerate our growth strategy to expand our lending operations throughout Malaysia and, ultimately, across Southeast Asia. We remain committed to delivering responsible, transparent, and accessible financial solutions, and this transaction positions us to do so on a much larger scale.”

Datuk Dr. Doris Wong, Chief Executive Officer of ARC Group Acquisition I Corp, added, “After evaluating numerous potential business combination targets, Firstborn Top Capital stood out for its revenue model, strong management team, and compelling growth trajectory in Malaysia’s licensed private financing market. Firstborn Top Capital’s one-working-day approval process, transparent fee structure, and diversified loan portfolio across both individual and corporate borrowers demonstrate exactly the kind of operationally sound, high-growth business we set out to find. We are confident that this combination, with the Nasdaq listing and the resources of the public markets behind it, will unlock significant value for shareholders and position BlueCrest Investment as a leading financial services platform in Southeast Asia.”

Transaction Overview

Under the terms of the proposed transaction, ARC Group Acquisition I Corp will purchase 100% of the issued and outstanding ordinary shares of Firstborn Top Capital such that Firstborn Top Capital will become a wholly-owned subsidiary of ARC Group Acquisition I Corp. In the process, Firstborn Top Capital will become a publicly traded entity under the name “BlueCrest Investment, Inc.” The transaction reflects an implied pro forma enterprise value at closing of approximately $1,091.2 million assuming ARCL raises $5 million in PIPE financing and assuming 0% redemption from $120.8 million in ARCL’s trust account. The combined company intends to use the proceeds for market expansion, lending infrastructure development, and marketing capability development.

At the closing of the proposed transaction, approximately 12.4% of the outstanding shares of the combined company is expected to be held by public investors, with existing Firstborn Top Capital shareholders owning approximately 82.39%. The boards of directors of ARC Group Acquisition I Corp and Firstborn Top Capital have approved the transaction. The proposed transaction will also require the approval of the shareholders of ARC Group Acquisition I Corp and is subject to other customary closing conditions. The proposed transaction is expected to close during first quarter 2027. Additional information about the proposed transaction, including a copy of the share purchase agreement and investor presentation, will be provided in a Current Report on Form 8-K to be filed by ARC Group Acquisition I Corp today with the Securities and Exchange Commission (“SEC”) and available at www.sec.gov.

Advisors

ARC Group Limited is acting as sole financial advisor to ARC Group Acquisition I Corp and ARC Group Securities, LLC is acting as its sole capital markets advisor.

Rimon P.C. is acting as U.S. legal counsel to ARC Group Acquisition I Corp and Forbes Hare serves as BVI counsel. Rohamat & Ling (Malayasia) is acting as legal counsel to Firstborn Top Capital.

About Firstborn Top Capital Sdn. Bhd.

Founded in 2019, Firstborn Top Capital Sdn. Bhd. is a licensed private financing company based in Malaysia, committed to providing responsible, transparent, and accessible financing solutions to individuals and businesses across the country. The Company offers a comprehensive suite of credit products for individuals, including vehicle financing, property-backed loans, personal expense financing, share and IPO financing, and loan consolidation, as well as tailored corporate financing solutions encompassing working capital facilities, capital expenditure financing, contract financing, M&A financing, share financing, and debt consolidation. Firstborn Top Capital distinguishes itself through its streamlined one-working-day credit approval process, a transparent and predictable revenue model featuring fixed monthly interest rates (annualized based on collateral value), no hidden fees or upfront costs, and flexible loan terms of up to five years. For more information, please visit https://firstborntopcapital.com.my.

About ARC Group Acquisition I Corp

ARC Group Acquisition I Corp (Nasdaq: ARCL) is a blank check company formed for the purposes of effecting a merger, capital share exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more energy and/or sustainable natural resource companies. On May 1, 2026, ARCL consummated its initial public offering of 12,075,000 units which includes the full exercise of the over-allotment option of 1,575,000 additional units granted to ARC Group Securities LLC, as representative of the underwriters in ARCL’s initial public offering generating total gross proceeds of $120,750,000.

Non-GAAP Financial Measures

This press release includes certain non-GAAP financial measures that are not prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) and that may be different from non-GAAP financial measures used by other companies. ARC Group Acquisition I Corp and Firstborn Top Capital Sdn. Bhd. believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends of Firstborn Top Capital. These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. Additionally, to the extent that forward-looking non-GAAP financial measures are provided, they are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation.

Important Information About the Proposed Business Combination and Where to Find It

For additional information on the proposed transaction, see ARCL’s Current Report on Form 8-K, which will be filed concurrently with this press release. In connection with the proposed transaction, ARCL intends to file relevant materials with the SEC, including a registration statement on Form S-4 with the Securities Exchange Commission (SEC), which will include a proxy statement/prospectus, and will file other documents regarding the proposed transaction with the SEC. ARCL’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with the proposed transaction, as these materials will contain important information about Firstborn Top Capital and ARCL and the proposed transaction. Promptly after the Form S-4 is declared effective by the SEC, ARCL will mail the definitive proxy statement/prospectus and a proxy card to each shareholder entitled to vote at the meeting relating to the approval of the proposed transaction and other proposals set forth in the proxy statement/prospectus. Before making any voting or investment decision, investors and shareholders of ARCL are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by ARCL with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov, or by directing a request to ARC Group Acquisition I Corp, 398 S. Mill Avenue, Suite 306, Tempe, Arizona 85284.

Participants in the Solicitation

ARC Group Acquisition I Corp and certain of its directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from ARCL’s shareholders in connection with the proposed transaction. A list of the names of those directors and executive officers and a description of their interests in ARCL will be included in the proxy statement/prospectus for the proposed transaction when available at www.sec.gov. Information about ARCL’s directors and executive officers and their ownership of ARCL ordinary shares is set forth in ARCL’s final prospectus dated April 29, 2026 and filed with the SEC on April 30, 2026, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement/prospectus pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the source indicated above.

Firstborn Top Capital Sdn. Bhd. and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of ARCL in connection with the proposed transaction. A list of the names of such directors and executive officers and information regarding their interests in the proposed transaction will be included in the proxy statement/prospectus for the proposed transaction. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests is included in the proxy statement/prospectus filed with the SEC on Form S-4. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this press release constitute “forward-looking statements” within the meaning of U.S. federal securities laws. Forward-looking statements may include, but are not limited to, statements with respect to (i) trends in the Malaysian lending industry, including changes in technology and competition related to Firstborn Top Capital’s products; (ii) Firstborn Top Capital’s growth prospects and its market size; (iii) Firstborn Top Capital projected financial and operational performance including relative to its competitors; (iv) new financial products and technology that Firstborn Top Capital may introduce in the future; (v) the potential transaction, including the implied enterprise value, the expected post-closing ownership structure and the likelihood and ability of the parties to consummate the potential transaction successfully; (vi) the risk the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the price of ARCL’s securities; (vii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the approval of the proposed transaction by the shareholders of ARC Group Acquisition I Corp; (viii) the effect of the announcement or pendency of the proposed transaction on ARCL’s or Firstborn Top Capital’s business relationships, performance and business generally; (ix) the outcome of any legal proceedings that be instituted against ARCL or Firstborn Top Capital related to the proposed transaction or any agreement related thereto; (x) the ability to maintain the listing of ARCL on Nasdaq; (xi) the price of ARCL’s securities, including volatility resulting from changes in the competitive and regulated industry in which Firstborn Top Capital operates, variations in performance across competitors, changes in laws and regulations affecting Firstborn Top Capital’s business and changes in the combined capital structure; (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction and identify and realize additional opportunities; and (xiii) other statements regarding ARCL’s or Firstborn Top Capital’s expectations, hopes, beliefs, intentions and strategies regarding the future.

In addition, any statements that refer to projections forecasts or other characterizations of future events or circumstances, including any underlying assumptions are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “outlook,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

You should carefully consider the risks and uncertainties described in the “Risk Factors” section of ARC Group Acquisition I Corp final prospectus dated April 29, 2026 and filed with the SEC on April 30, 2026 for its initial public offering and, the proxy statement/prospectus relating to the proposed transaction, which is expected to be filed by ARC Group Acquisition I Corp with the SEC, other documents filed by ARC Group Acquisition I Corp from time to time with SEC, and any risk factors made available to you in connection with ARC Group Acquisition I Corp, Firstborn Top Capital, and the proposed transaction. These forward-looking statements involve a number of risks and uncertainties (some of which are beyond the control of Firstborn Top Capital and ARC Group Acquisition I Corp) and other assumptions, that may cause the actual results or performance to be materially different from those expressed or implied by these forward-looking statements. ARCL and Firstborn Top Capital caution that the foregoing list of factors is not exclusive.

No Offer or Solicitation

This press release relates to a proposed transaction between ARC Group Acquisition I Corp and Firstborn Top Capital Sdn. Bhd., and does not constitute a proxy statement or solicitation of a proxy and does not constitute an offer to sell or a solicitation of an offer to buy the securities of ARC Group Acquisition I Corp or Firstborn Top Capital, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

Contacts

ARC Group Acquisition I Corp

398 S. Mill Avenue, Suite 306

Tempe, Arizona 85284

Attn: Datuk Dr. Doris Wong Sing Ee

Chief Executive Officer

Tel: (928) 625-0928